American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                   Transactions effected pursuant to Rule 10f-3

Transaction # 1: Emerging Opportunities Fund, purchase of Triquint Semiconductor

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Montgomery. Montgomery  was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 2,500 Shares of Triquint Semiconductor, a company in continuous operation for 3+ years, in an ,initial public offering at the offering price of $43.625 per share on July 13, 1999. The underwriting selling concession was 3.09%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0658% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3

Transaction # 2: Emerging Opportunities Fund, purchase of  Ravisent Technologies

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Volpe. Volpe was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 200 Shares of Ravisent Technologies, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $12.00 per share on July 15, 1999. The underwriting selling concession was 4.25%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.004% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                       Transactions effected pursuant to Rule 10f-3

Transaction # 3: Emerging Opportunities Fund, purchase of Ravisent Technologies

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Bear Stearns. Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 14,700 Shares of Ravisent Technologies, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $12.00 per share on July 15, 1999. The underwriting selling concession was 4.25%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.294% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3

Transaction # 4: Emerging Opportunities Fund, purchase of  Paradyne Network,Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Robert Stephens. Robert Stephens was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney and Robinson-Humphrey were the affiliated underwriters of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 4,500 Shares of Paradyne Network, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $17.00 per share on July 16, 1999. The underwriting selling concession was 4.18%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1125% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                 Transactions effected pursuant to Rule 10f-3

Transaction # 5: Emerging Opportunities Fund, purchase of SFX Entertainment

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Lehman Bros. Lehman Bros. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 11,000 Shares of SFX Entertainment, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $41.00 per share on August 17, 1999. The underwriting selling concession was 2.24%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1467% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3

Transaction # 6: Emerging Opportunities Fund, purchase of LaBranche & Co.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      DLJ. DLJ was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 5,000 Shares of LaBranche & Co., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $14.00 per share on August 19, 1999. The underwriting selling concession was 4.21%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0476% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                    Transactions effected pursuant to Rule 10f-3

Transaction # 7: Emerging Opportunities Fund, purchase of LaBranche & Co.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    ABN Amro. ABN Amro was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 2,000 Shares of LaBranche & Co., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $14.00 per share on August 19, 1999. The underwriting selling concession was 4.21%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0190% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 8: Long Term Bond Fund, purchase of Allied Waste - 144A, 10.00%, due 8/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long Term Bond Fund, managed by Western Asset Management, purchased $239,000 principal face of Allied Waste, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.690 per unit on July 30, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Long Term Bond Fund was 0.0120% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 9: Long Term Bond Fund, purchase of Crown Castle
International Corp. - 144A, 9.50%, due 8/11/11

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long Term Bond Fund, managed by Western Asset Management, purchased $148,000 principal face of Crown Castle International Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on August 3, 1999. The underwriting spread paid was 2.50%. The percentage of the offering purchased by the Long Term Bond Fund was 0.1184% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 10: Long Term Bond Fund, purchase of Worldwide Fiber - 144A, 12.00%, due 8/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long Term Bond Fund, managed by Western Asset Management, purchased $100,000 principal face of Worldwide Fiber, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on July 28, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Long Term Bond Fund was 0.0200% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 11: Intermediate-Term Bond Fund, purchase of Safeway, 7.50%, due 9/15/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $4,800,000 principal face of Safeway, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.418 per unit on September 8, 1999. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.960% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.




                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 12: Global High Yield Bond Fund, purchase of Airgate PCS., 13.50%, due 10/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Credit Suisse First Boston was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $150,000 principal face of Airgate PCS, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $52.019 per unit on September 27, 1999. The underwriting spread paid was 3.50%. The percentage of the offering purchased by the Global High Yield Bond Fund was
 .0500% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.




                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 13: Global High Yield Bond Fund, purchase of Holley Performance Products - 144A, 12.25%, due 9/15/07

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $250,000 principal face of Holley Performance Products, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $96.346 per unit on September 15, 1999. The underwriting spread paid was 3.65%. The percentage of the offering purchased by the Global High Yield Bond Fund was .1667% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 14: Global High Yield Bond Fund, purchase of United Pan-Europe Communications, 12.50%, due 8/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

 Credit  Suisse  First  Boston and  Salomon  Smith  Barney  were the  affiliated
  underwriters   of  the  Fund  and  the   syndicate   included   various  other
  underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $450,000 principal face of United Pan-Europe Communications, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $54.524 per unit on July 27, 1999. The underwriting spread paid was 3.68%. The percentage of the offering purchased by the Global High Yield Bond Fund was .06122% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled third quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                      Transactions effected pursuant to Rule 10f-3

Transaction # 15: Emerging Opportunities Fund, purchase of Jacada Ltd.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Lehman Bros. Lehman Bros. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 10,640 Shares of Jacada Ltd., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $11.00 per share on October 14, 1999. The underwriting selling concession was 4.00%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.2364% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.








                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                    Transactions effected pursuant to Rule 10f-3

Transaction # 16: Emerging Opportunities Fund, purchase of Charter Communications, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Allen & Co. Allen & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen and Salomon Smith Barney were the affiliated underwriters of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 3,000 Shares of Charter Communications, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $16.00 per share on November 8, 1999. The underwriting selling concession was 2.75%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0018% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                      Transactions effected pursuant to Rule 10f-3

Transaction # 17: Emerging Opportunities Fund, purchase of Netzee Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Suntrust Equitable. Suntrust Equitable was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 1,000 Shares of Netzee Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $14.00 per share on November 9, 1999. The underwriting selling concession was 3.93%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0227% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                     Transactions effected pursuant to Rule 10f-3

Transaction # 18: Emerging Opportunities Fund,purchase of Rainmaker Systems,Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 8,350 Shares of Rainmaker Systems, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $8.00 per share on November 17, 1999. The underwriting selling concession was 4.25%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1670% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                    Transactions effected pursuant to Rule 10f-3

Transaction # 19: Emerging Opportunities Fund, purchase of  NDS Group Plc - ADR

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Morgan Stanley.Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   S.G. Cowen was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 4,180 Shares of NDS Group Plc - ADR, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $20.00 per share on November 22, 1999. The underwriting selling concession was 3.60%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0464% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                  Transactions effected pursuant to Rule 10f-3

Transaction # 20: Emerging Opportunities Fund, purchase of Tritel Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 8,400 Shares of Tritel Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $18.00 per share on December 13, 1999. The underwriting selling concession was 4.17%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0896% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 21: Long-Term Bond Fund, purchase of Voicestream Wireless Holdings
- 144A, 10.375%, due 11/15/09.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $130,000 principal face of Voicestream Wireless Holdings, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on November 4, 1999. The underwriting spread paid was 1.50%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.0118% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 22: Long-Term Bond Fund, purchase of Voicestream Wireless Holdings (Discount) - 144A, 11.875%, due 11/15/09.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $80,000 principal face of Voicestream Wireless Holdings, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $56.010 per unit on November 4, 1999. The underwriting spread paid was 2.60%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.0111% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 23: Long-Term Bond Fund, purchase of Republic of Columbia, 9.75%, due 04/23/09.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $780,000 principal face of Republic of Columbia, a country in continuous operation for 3+ years, in an initial public offering at the offering price of $92.773 per unit on November 17, 1999. The underwriting spread paid was 0.750%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.1560% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.








                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 24: Long-Term Bond Fund, purchase of Lockheed Martin, 8.500%, due 12/01/29.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $670,000 principal face of Lockheed Martin, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.609 per unit on November 23, 1999. The underwriting spread paid was 0.875%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.0536% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.









                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 25: Intermediate-Term Bond Fund, purchase of Ford Motor Credit, 7.375%, due 10/28/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $4,800,000 principal face of Ford Motor Credit, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.812 per unit on October 21, 1999. The underwriting spread paid was 0.425%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.9600% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 26: Global High Yield Bond Fund, purchase of PTC International Finance II 11.25%, due 12/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

     Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $135,000 principal face of PTC International Finance, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $98.530 per unit on November 16, 1999. The underwriting spread paid was 2.75%. The percentage of the offering purchased by the Global High Yield Bond Fund was 0.0900% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 27: Global High Yield Bond Fund, purchase of Nuevo Grupo Iusacell S.A. - 144A, 11.25%, due 12/01/06

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

   Chase Securities. Chase Securities was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $320,000 principal face of Nuevo Grupo Iusacell S.A, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on December 9, 1999. The underwriting spread paid was 2.875%. The percentage of the offering purchased by the Global High Yield Bond Fund was 0.0914% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.